UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 1, 2014

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

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☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In February 2014, the board of directors of Authentidate Holding Corp. (the “Company”) adopted, subject to stockholder approval, an amendment to its 2011 Omnibus Incentive Plan (the “2011 Plan”) to increase the number of authorized shares of common stock available for issuance under that plan by 3,400,000 shares. On May 1, 2014, the proposed amendment to the 2011 Plan was approved by stockholders at the Company’s annual meeting of stockholders. The foregoing summary description of the 2011 Plan, as amended, is qualified in its entirety by reference to the actual terms of the 2011 Plan, which was attached as Annex A of the Company’s 2014 Proxy Statement (the “Proxy Statement”), as filed with the Securities and Exchange Commission on March 21, 2014. For additional information regarding the 2011 Plan, stockholders are encouraged to refer to Proposal 3 of the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 1, 2014 in Berkeley Heights, New Jersey. The results of the matters voted on by the stockholders are set forth below. Only stockholders of record as of the close of business on March 12, 2014 were entitled to vote at the annual meeting. As of the record date, 38,335,781 shares of common stock of the Company were outstanding and entitled to vote at the annual meeting. At the annual meeting, 29,939,707 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. Set forth below are the matters acted upon by stockholders and the final voting results of each such proposal.

Proposal 1 – Election of Directors

Stockholders of the Company were asked to elect six nominees to serve on the Company’s board of directors. The following six nominees were elected to serve on the Company’s board of directors with the votes set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

O’Connell Benjamin	11,339,982	9,391,113	9,208,612
Jeffrey Beunier	17,627,414	3,103,681	9,208,612
Todd A. Borus, M.D.	17,209,653	3,521,442	9,208,612
Charles C. Lucas III	17,185,129	3,545,966	9,208,612
J. David Luce	16,088,368	4,642,727	9,208,612
J. Edward Sheridan	5,676,002	15,055,093	9,208,612

Proposal 2 – Advisory Vote on the Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the Company’s Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
10,627,424	9,966,618	137,053	9,208,612

Proposal 3 – Amendment to the Company’s 2011 Omnibus Equity Incentive Plan

The stockholders approved an amendment to the Company’s 2011 Plan to increase by 3,400,000 shares the number of shares of common stock available for issuance pursuant to the 2011 Plan, by the following votes:

For	Against	Abstain	Broker Non-Votes
15,968,205	4,650,841	112,049	9,208,612

Proposal 4 – Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders voted to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm, by the following votes:

For	Against	Abstain	Broker Non-Votes
29,462,569	451,492	25,646	—

Following the annual meeting, on May 1, 2014, the board of directors appointed Charles C. Lucas III as the Chairman of the board of directors and appointed J. David Luce as the Vice Chairman of the board of directors.

Item 8.01	Other Events.

On May 7, 2014, the Company announced by press release that the Department of Veterans Affairs (“VA”) has exercised the third option period under the Company’s contract award for Home Telehealth Devices and Services. The contract was initially effective on May 15, 2011 and consists of a one-year base period with four option years, which are at the VA’s sole discretion. The third option year is effective from May 15, 2014 to May 14, 2015. No assurances can be given that the remaining option period will be exercised. The full text of the press release issued by the Company in connection with the announcement is set forth as Exhibit 99.1 attached hereto.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description

10.1	2011 Omnibus Equity Incentive Plan, as amended (incorporated by reference to Annex A to the Company’s Proxy Statement dated March 21, 2014).

99.1	Press Release dated May 7, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ O’Connell Benjamin
	Name:	O’Connell Benjamin
	Title:	Chief Executive Officer and President

Date: May 7, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	2011 Omnibus Equity Incentive Plan, as amended (incorporated by reference to Annex A to the Company’s Proxy Statement dated March 21, 2014).

99.1	Press Release dated May 7, 2014

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